File No. 33-79170, 811-8524
                                            Filed under Rule 497(e)
Equitable Life Insurance Company of Iowa


                      Prospectus Supplement

                        October 29, 1997

                             to the

              PrimElite Variable Annuity Prospectus
  Dated May 1, 1997 as Supplemented May 28, 1997 and July 9, 1997

                           __________

On October 24, 1997, ING Groep, N.V. ("ING") completed the transaction to aquire Equitable of Iowa Companies ("Equitable of Iowa"). At a meeting of shareholders on October 23, 1997, Equitable of Iowa shareholders approved the terms of the agreement of July 7, 1997, to merge Equitable of Iowa into ING. ING is now the ultimate corporate parent of Equitable Life Insurance Company of Iowa, the issuer of the PrimElite Deferred Variable Annuity, Equitable of Iowa Securities Network, Inc., the distributor of the PrimElite Deferred Variable Annuity and the Equi-Select Series
Trust (the "ESS Trust"), Equitable Investment Services, Inc.
("EISI"), the adviser of the ESS Trust. ING, based in the Netherlands, is a global financial services holding company with over $289 billion in assets. On October 9, 1997, at special meeting of the shareholders of the ESS Trust, the shareholders approved the new management agreement between EISI and the ESS Trust and each of the new portfolio management agreements among EISI, the ESS Trust and the portfolio managers of the ESS Trust. These agreements are effective as of October 24, 1997.



This supplement should be retained with your PrimElite Prospectus.



PE-1-CLO                                                  10/29/97
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